Exhibit 10.1
EXECUTION VERSION
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL
FIRST AMENDMENT TO THE LICENSE AND COLLABORATION AGREEMENT

This FIRST AMENDMENT TO THE LICENSE AND COLLABORATION AGREEMENT (this “Amendment”), entered into as of September 26, 2022 (the “Amendment Effective Date”), is entered into by and between LianBio Inflammatory Limited, a company limited by shares organized and existing under the laws of Hong Kong Special Administrative Region of the People’s Republic of China (“Lian”), and Lyra Therapeutics, Inc., a Delaware corporation, a Delaware corporation (“Lyra”). Lian and Lyra are each referred to herein individually as a “Party”, and collectively as the “Parties.”

INTRODUCTION

WHEREAS, Lian and Lyra entered into a License and Collaboration Agreement, dated May 31, 2021 (the “Agreement”) for the Development, Manufacture, and Commercialization of Compounds and Licensed Products in the Field in the Territory; and

WHEREAS, the Parties wish to amend the Agreement to further clarify certain of Lian’s and Lyra’s Development and milestone payment commitments under the Agreement, as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.Capitalized Terms. Any capitalized term used in this Amendment but not otherwise defined will have the meaning ascribed thereto in the Agreement.
2.Development Responsibilities in General. Section 3.1(a) (Development Diligence) of the Agreement is hereby deleted in its entirety and replaced as follows:
Development Diligence.
(i)Lian (directly, or through their respective Affiliates, Sublicensees and contractors) will use Commercially Reasonable Efforts to Develop and seek Regulatory Approval for the Licensed Product in the Territory, and Lyra (directly, or through its respective Affiliates, Sublicensees and contractors) will use Commercially Reasonable Efforts to (A) complete the planned Global Phase III Trial for the Licensed Product (which Global Phase III Trial, notwithstanding any provision to the contrary set forth in Section 3.6(b) (Development Costs), Lyra will conduct at its sole cost and expense), and (B) seek and obtain Regulatory Approval for the Licensed Product in the U.S.
(ii)Unless otherwise agreed by the Parties, Lian [***] with respect to the conduct of, either of Lyra’s two planned global registrational Phase III Trials for the Licensed Product, including the Global Phase III Trial (collectively, the “ENLIGHTEN Phase 3 Trials”). Following [***], and provided that [***], including [***] (collectively, the “Conditions”), Lian (directly, or through their respective Affiliates, Sublicensees and contractors) will use Commercially Reasonable Efforts to conduct its own independent Phase III Trial in the PRC intended to support Regulatory Approval for the Licensed Product for use in CRS in the PRC (the “China Phase III Trial”) and dose the first patient in such China Phase III Trial no later than [***] following [***], and further provided that (a) [***], the Parties will negotiate in good faith and agree to an amendment to the Territory-Specific Development Plan through the JSC in accordance with this Agreement, and (b) if [***] in compliance with all applicable Law; provided however, nothing herein shall reduce or limit Lian’s diligence obligations under Section 3.1(a) (Development Diligence) to (directly, or through their respective Affiliates, Sublicensees and contractors) use Commercially Reasonable Efforts to Develop and seek Regulatory Approval for the Licensed Product in the Territory in Indication(s) other than CRS.
(iii)Notwithstanding any provision to the contrary set forth in this Agreement, the Parties hereby agree that (A) Lian’s conduct of the China Phase III Trial in lieu of its participation in the Global Phase III Trial is not a breach by Lian of any obligations under the Agreement, including Lian’s diligence obligations under Section 3.1(a) (Development Diligence) of the Agreement and instead is expressly agreed by the Parties to be permitted under the terms of the Agreement; and (B) Lian will have no obligations under the Agreement (1) to participate in the Global Phase III Trial (including enrolling any Clinical Trial subjects in such Global Phase III Trial in the Territory) or (2) with respect to any costs or expenses incurred in connection with such Global Phase III Trial, all of which costs and expenses, as between the Parties, will be borne by Lyra.
3.Development Activities. Section 3.2 (Development Activities) of the Agreement is hereby deleted in its entirety and replaced with the following:
Subject to the terms and conditions of this Agreement, Lian will lead Development activities for the Licensed Product in the Territory as required to obtain, support and maintain the Regulatory Approval of the Licensed Product for CRS in the Territory. Lian will have the right to determine after considering in good faith Lyra’s suggestions from which Regions all patients in any Clinical Trial for the Licensed Product conducted in the Territory are enrolled. The Parties will agree upon [***], in each case, prior to Lian’s commencement of the foregoing Development activities.
4.Development Milestone Payment. Table 6.1(b) (Development Milestone Payments) of the Agreement is hereby deleted in its entirety and replaced with the following table:

Table 6.1(b) (Development Milestone Payments)
Development Milestone Event	Development Milestone Payment (in Dollars)
1.[***]	[***]
1.[***]	[***]
1.[***]	[***]
1.[***]	[***]
Total	[***]

5.Supply Agreement. Section 4.1 (Supply Agreements) of the Agreement is hereby deleted in its entirety and replaced as follows:

(a)By [***], the Parties will negotiate in good faith and enter into a supply agreement for the Manufacture and supply of clinical quantities of Licensed Products by Lyra to Lian for use solely in connection with Clinical Trials and other Development of Licensed Products in the Field in the Territory (the “Clinical Supply Agreement”).
(b)Following Lyra’s receipt of Regulatory Approval for the use of the Licensed Product for CRS in the U.S., the Parties will negotiate in good faith and enter into either an addendum to the Clinical Supply Agreement or a standalone supply agreement for the Manufacture and supply of the Licensed Products to Lian to support any expanded access program, compassionate use program (including named patient program or single patient program), or other program for the supply of the Licensed Product in the Field in any Region before receipt of Regulatory Approval for Commercialization of the Licensed Product (“Pre-Approval Commercial Programs”) in such Region to the extent permitted by and in accordance with applicable Laws, including any such program in the Hainan Boao Lecheng International Medical Tourism Pilot Zone, Hong Kong and Guangdong-Hong Kong-Macao Great Bay Area (the “EAP Supply Agreement”). Such Licensed Product will be in the same labeled, finished form, formulation, and dosage strength(s) that Lyra is, at such time, Manufacturing or having Manufactured for commercial use in the U.S and if such Licensed Product is sold at or below cost such supply shall be at a price equal to [***] and if such Licensed Product is sold above cost such supply shall be at a price equal to [***]. For clarity, any quantities of Licensed Products ordered by Lian but failed to be supplied or caused to be supplied by Lyra under the EAP Supply Agreement in a given Calendar Year shall not be included in determining whether a Supply Failure has occurred for such Calendar Year.
(c)No later than [***] prior to the date Lian anticipates its First Commercial Sale of the Licensed Product in the Territory, the Parties will negotiate in good faith and enter into a supply agreement for the Manufacture and supply of commercial quantities of Licensed Products by Lyra to Lian for the commercial sale and distribution of Licensed Product in the Field in the Territory (the “Commercial Supply Agreement” and, together with the Clinical Supply Agreement and the EAP Supply Agreement, the “Supply Agreements”). Unless otherwise agreed or required by applicable Laws, the Supply Agreements will specify that Lyra will (or will cause its Affiliates to) Manufacture and supply, and Lian will purchase from Lyra, all of Lian’s, its Affiliates’ and Sublicensees’ requirements for the Licensed Products for the Development, or Commercialization (as applicable) in the Field in the Territory in their finished form and at a price equal to (a) under the Clinical Supply Agreement, [***] and (b) under the Commercial Supply Agreement, [***]; provided [***].
6.No Other Changes. All other original terms and conditions of the Agreement, except as specifically amended herein, shall remain in full force and effect. To the extent there is a conflict between this Amendment and the Agreement, the provisions of this Amendment shall control.

7.Effectiveness. This Amendment will be effective as of the Amendment Effective Date.
8.Governing Law. This Amendment will be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of law principles thereof.
9.Severability. If any provision of this Amendment or the application thereof to any Person or circumstance will, for any reason and to any extent, be invalid or unenforceable, the remainder of this Amendment and the application of that provision to other Persons or circumstances will not be affected, but rather will be enforced to the extent permitted by applicable Law.
10.Modification. This Amendment may be amended, modified, renewed, or extended only by written instrument executed by all Parties hereto.
11.Execution in Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument even if both Parties have not executed the same counterpart. Signatures provided by facsimile transmission or in Adobe™ Portable Document Format (PDF) sent by electronic mail will be deemed to be original signatures.

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IN WITNESS WHEREOF, each Party has caused this Amendment to be duly executed by its authorized representative under seal, in duplicate on the Amendment Effective Date.

LYRA THERAPEUTICS, INC.

/s/ Maria Palasis
Name: Maria Palasis

Title: Chief Executive Officer

LIANBIO INFLAMMATORY LIMITED

/s/ Raphael Ho
Name: Raphael Ho

Title: Authorized Signatory

[SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE LICENSE AND COLLABORATION AGREEMENT]